UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 13, 2012
(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

8310 South Valley Highway, Suite 280 Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operation and Financial Condition

On November 9, 2012, Midway Gold Corp. (the “Registrant”) announced the Registrant’s financial results for the third quarter and the three and nine months ended September 30, 2012, as filed on November 9, 2012 with the United States Securities and Exchange Commission (the “SEC”) and the relevant Canadian securities commissions in its  quarterly report on Form 10-Q for the quarter ended September 30, 2012.

The press release attached as Exhibit 99.1 hereto is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Certain officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

On August 8, 2012, the Registrant filed a current report on Form 8-K announcing the appointment of Nathaniel Klein to the Registrant’s board of directors (the “Board”) to be effective at the Registrant’s next regularly scheduled meeting in November.  On November 8, 2012, the Board held its regularly scheduled meeting and Mr. Klein’s appointment of the Board became effective.

A more detailed description of Mr. Klein’s appointment to the Board is set forth in the Registrant’s current report on Form 8-K filed with the SEC on August 8, 2012, which description is incorporated in its entirety herein by reference.

Item 7.01  Regulation FD

On November 9, 2012, the Registrant issued a press release announcing the Registrant’s financial results for the third quarter and the three and nine months ended September 30, 2012.   A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

The following Exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

99.1             Press Release dated November 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: November 13, 2012	By:	/s/ Kenneth A. Brunk
Kenneth A. Brunk Chairman, President and CEO

EXHIBIT INDEX

The following Exhibit relating to 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release dated November 9, 2012